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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 1999, relating to the financial statements and financial statement schedule, which appears in Infonautics, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.

PricewaterhouseCoopers LLP

Philadelphia, PA 19103
February 14, 2000